                                                                   Exhibit 10.28


                             EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (this "Agreement") is made as of the Effective
                                      ---------
Date indicated below by and between, Applied Micro Circuits Corporation, a Delaware corporation ("Acquiror"), and Ramakrishna Sudireddy ("Employee").
                       --------                                --------


                                  BACKGROUND

     This Agreement is entered into in connection with and is ancillary to an Agreement and Plan of Merger (the "Merger Agreement") dated as March 3, 1999
                                   ----------------
among Acquiror, Cimaron Communications Corporation, a Delaware corporation ("Target") and Wiley Acquisition Corporation, a Delaware corporation and a
  ------
wholly owned subsidiary of Acquiror ("Sub"), pursuant to which Sub will merge with and into Acquiror (the "Merger") The date on which the Merger becomes
                             ------
effective will be the effective date of this Agreement (the "Effective Date").
                                                             --------------

     Employee is a founder, principal stockholder and President and CEO of Target. Acquiror intends to continue the business of Target after the Merger and integrate such business into Acquiror's ongoing business. To preserve and protect the assets of Target, including Target's goodwill, customers and trade secrets of which Employee has and will have knowledge in Employee's role as an employee of Acquiror and to preserve and protect Acquiror's goodwill and business interests going forward, and in consideration for Acquiror's entering into and performing under the Merger Agreement. Employee has agreed to enter into this Agreement.

     In addition, as required by Section 7 below, Employee is concurrently herewith entering into an Inventions, Confidentiality and Trade Secrets Agreement in favor of Acquiror designed to protect Acquiror's proprietary rights.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties contained herein, Acquiror and Employee hereby agree as follows:

     1.   Employment. Acquiror will employ Employee, and Employee accepts
          ----------
employment with Acquiror, for a period of one year from the Effective Date (the "Initial Period"), unless Employee's employment is sooner terminated in accordance with this Agreement. Employee's employment may continue after this Initial Period but will then be terminable by either party at will, with or without cause.

     2.   Duties. Employee will be employed as a full-time employee of Acquiror
          ------
and initially will serve as Vice President Cimaron, reporting to Dave Rickey. Employee agrees that, to the best of Employee's ability and experience. Employee will at all times conscientiously perform all of the duties and obligations assigned to Employee under this Agreement. Acquiror agrees that it will not relocate Employee outside of a twenty-five mile radius of Andover. Massachusetts, without Employee's consent.

     3.   Full-time Employment. Employee's employment will be on a full-time
          --------------------
basis, in accordance with standard employee policies for Acquiror. Employee will not engage in any other business or render any commercial or professional services, directly or indirectly, to any other person or organization, whether for compensation or otherwise, provided that Employee may (i) provide incidental assistance to family members on matters of family business; and (ii) sit on the boards of charitable and nonprofit organizations which do not, at the time of Employee's appointment or election, to Employee's knowledge, compete with Acquiror; provided in each case that such activities do not conflict with or interfere with Employee's obligations to Acquiror.

     4.   Compensation
          ------------

          (a)  Salary. Employee's initial salary for the term of this Agreement
               ------
will be no less than S 160,000 per year, payable on Acquiror's regular payroll dates, less required withholdings.

          (b)  Bonus. Employee will be eligible for an Executive bonus of up to
               -----
40 percent of Employee's initial salary, based on targets to be established by the Company's Board of Directors.

          (c)  Stock Options. Employee will be granted stock options, under
               -------------
Acquiror's 1992 Stock Option Plan, as amended, to purchase up to 100,000 shares of Acquiror's Common Stock at a price equal to the per share market value of such Common Stock on the last trading day prior to the closing date of the Merger, as quoted on the Nasdaq National Market and as reported in the Wall Street Journal. The stock options will be granted as nonqualified stock options. If and when the Employee sells any shares issued upon exercise of any stock options, the Employee will promptly notify Acquiror of such sale in writing. The stock options will vest 25% on the first anniversary of the Effective Date and the remainder will vest as to 1/48th of the option grant per month thereafter, so that they will be fully vested on the fourth anniversary of the Effective Date. The stock options will have a term of ten years and will be subject to the terms and conditions set forth on the form of Stock Option Grant attached hereto as Attachment A (to be completed at the closing of the Merger). Employee will
   ------------
also be eligible to participate in the Company's "refresh" stock option grant programs consistent with other employees of similar responsibility and compensation levels.

     5.   Employee Benefits. Employee will be entitled to insurance, vacation
          -----------------
and other benefits commensurate with Employee's position in accordance with Acquiror's standard employee policies in effect from time to time. For purposes of satisfying the terms and conditions of such benefit plans, Acquiror shall give full credit for eligibility, vesting or benefit accrual for each participant's period of service with Target prior to the Effective Date. Employee has received a summary of Acquiror's standard employee benefits policies in effect as of the date hereof. Employee shall receive credit for a maximum of 105 vacation hours accrued at Target through the Effective Date, in accordance with Acquiror's standard employee policies. This credit shall be adjusted for any vacation hours used during the period commencing on January 1, 1999 and ending on the Effective Date.

     6.   Reimbursement of Business Expenses. Acquiror will, in accordance with
          -----------------------------------
Acquiror's policies in effect from time to time, reimburse Employee for all reasonable business expenses incurred by Employee in connection with the performance of Employee's duties under this Agreement. including, without limitation, reasonable expenditures for office space, supplies, equipment and expenses and for business entertainment and travel, upon submission of the required documentation required pursuant to Acquiror's standard policies and record keeping procedures.

     7.   Confidentiality. Simultaneously with the execution of this Agreement.
          ---------------
Employee is executing and delivering and hereby adopts and agrees to be bound by Acquiror's standard Proprietary Information and Inventions Agreement, a copy of which is attached to this Agreement as Attachment B (the "Inventions,
                                       ------------       ----------
Confidentiality and Trade Secrets Agreement").
-------------------------------------------

     8.   Termination.
          -----------

          (a) Acquiror may terminate Employee's employment at will, at any time with or without Cause (as defined in Section 8(e) below) upon written notice to Employee.

          (b) Employee may terminate Employee's employment upon written notice to Acquiror in the event that Acquiror is in material breach of this Agreement, provided that such termination will become effective only upon the expiration of 30 days following such notice and then only if the alleged breach remains uncured (provided that Acquiror shall not have more than one opportunity to cure such breach). Such termination shall be deemed a termination by Acquiror of Employee's employment under Section 8(a) for which Employee shall have the remedy set forth in Section 8(c).

          (c) Upon termination of Employee's employment pursuant to Section 8(a) or (b) for any reason other than Cause: (1) Acquiror will pay to Employee an amount equal to the product of employee's monthly Salary (at the monthly rate paid to Employee immediately prior to such termination) and the number of months (including fractions thereof) that remain from the date of employee's termination through the end of the Initial Period plus the target bonus specified in Section 4(b) (the "Termination Payment") immediately upon such
                                -------------------
termination and (ii) the vesting of any options to purchase Acquiror Common Stock granted to Employee subsequent to the consummation of the Merger shall be accelerated by the number of months (including fractions thereof) that remain from the date of employee's termination through the end of the Initial Period. Acquiror's obligation to make the Termination Payment and accelerate vesting of stock options pursuant to this Section 8(c) is in lieu of any damages or any other payment or benefits, including without limitation stock benefits (except that with regard to the vesting and termination of stock options. such stock options will vest and terminate according to the terms of specific stock option grant agreements), which Acquiror might otherwise be obligated to pay Employee as a result of Employee's termination of employment. Acquiror and Employee agree that, in view of the nature of the issues likely to arise in the event of such a termination, it would be impracticable or extremely difficult to fix the actual damages resulting from such termination and proving actual damages. causation and foreseeability in the case of such termination would be costly, inconvenient and difficult. In requiring Acquiror to make the Termination Payment and to accelerate the vesting of stock options as set forth herein, it is the intent of the parties to provide, as of the date of this Agreement. for a liquidated amount of damages to be paid by Acquiror to Employee. Such liquidated amount shall be deemed full and adequate damages for such termination and is not intended by either party to be a penalty.

          (d)  Upon Death. If Employee dies during the term of this Agreement,
               ----------
Acquiror will pay Employee's estate an amount equal to all salary, bonuses and benefits accrued as of the date of Employee's death.


          (e)  Definition of Cause. For purposes of this Agreement. "Cause" for
               -------------------                                   -----
Employee's termination will exist at any time after the happening of one or more of the following events:

               (i) an act of personal dishonesty constituting willful and material misconduct,

               (ii) a violation of employment obligations (including confidentiality or noncompetition obligations) which is demonstrably willful and material misconduct which has not been cured within 30 days after written notice of such violation has been given to Employee,

               (iii) the willful engaging in illegal conduct that is materially and demonstrably injurious to the Company,

               (iv) Employee's continued failure to substantially perform his or her duties for a period of 90 days after written notice thereof setting forth in reasonable detail the respects in which the Company believes Employee has so failed, or

               (v) Employee being convicted of a felony or misappropriating property of the Company.

          (f)  Survival. Employee's and Acquiror's obligations under Sections 5,
               --------
6, 7, 8 and 9 (h) of this Agreement will survive the termination of Employee's employment by Acquiror.

     9.   Miscellaneous.
          -------------

          (a)  Notices. Any and all notices permitted or required to be given
               --------
under this Agreement must be in writing. Notices will be deemed given (i) when personally received or when sent by facsimile transmission (to the receiving party's facsimile number), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or (iii) on the third business day after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this Section 9(a):

If to Acquiror:  Applied Micro Circuits Corporation
                 Attn: President
                 6290 Sequence Drive
                 San Diego, CA 92121
with a copy to:  Venture Law Group
                 2800 Sand Hill Road
                 Menlo Park, CA 94025
                 Attn: Mark A. Medearis

If to Employee:  Ramakrishna Sudireddy
                 15 Messinia Drive
                 Andover, MA 01810

with a copy to:  Hale and Dorr LLP
                 60 State Street
                 Boston. MA 02109
                 Attention: Patrick Rondeau

          (b)  Amendments. This Agreement, including the Exhibits hereto,
               ----------
contains the entire agreement and supersedes and replaces all prior agreements between Acquiror and Employee or Target and Employee concerning Employee's employment. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

          (c)  Successors and Assigns. This Agreement will not be assignable by
               ----------------------
either Employee or Acquiror, except that the rights and obligations of Acquiror under this Agreement may be assigned to a corporation which becomes the successor to Acquiror as the result of a merger or other corporate reorganization and which continues the business of Acquiror, or any other subsidiary of Acquiror, provided that Acquiror guarantees the performance by such assignee of Acquiror's obligations hereunder.

          (d)  Governing Law. This Agreement will be governed by and interpreted
               -------------
according to the substantive laws of the Commonwealth of Massachusetts without regard to such state's conflicts law.

          (e)  No Waiver. The failure of either party to insist on strict
               ---------
compliance with any of the terms of this Agreement in any instance or instances will not be deemed to be a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

          (f)  Severability. Employee and Acquiror recognize that the
               ------------
limitations contained herein are reasonably and properly required for the adequate protection of the interests of Acquiror. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be unenforceable, the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree that the court or arbitrator shall replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such unenforceable provisions.

          (g)  Counterparts. This Agreement may be executed in counterparts
               ------------
which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

          (h)  Expenses. The reasonable fees and expenses of either party which
               --------
may be reasonably incurred by such party as the result of any claim or contest by the Employee to enforce his or her rights under this Agreement shall be paid promptly, to the full extent permitted by law, by the party prevailing in such claim or contest.

          (i)  Dispute Resolution.
               ------------------

               (i)   Arbitration of Disputes. Any dispute under this Agreement
                     -----------------------
shall be resolved by arbitration in Boston, Massachusetts, and, except as herein specifically stated, in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA Rules") then in effect. However, in all
                                   ---------
events, these arbitration provisions shall govern over any conflicting rules which may now or hereafter be contained in the AAA Rules. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction over the subject matter thereof. The arbitrator shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve such dispute.

               (ii)  Compensation of Arbitrator. Any such arbitration will be
                     --------------------------
conducted before a single arbitrator who will be compensated for his or her services at a rate to be determined by the parties or by the American Arbitration Association, but based upon reasonable hourly or daily consulting rates for the arbitrator in the event the parties are not able to agree upon his or her rate of compensation.

               (iii) Selection of Arbitrator. The American Arbitration
                     -----------------------
Association will have the authority to select an arbitrator from a list of arbitrators who are partners in a nationally recognized firm of independent certified public accountants from the management advisory services department (or comparable department or group) of such firm; provided, however, that such firm cannot be the firm of certified public accountants then auditing the books and records of either party or providing management or advisory services for either party, that each patty will have the opportunity to make such reasonable objection to any of the arbitrators listed as such party may wish and that the American Arbitration Association will select the arbitrator from the list of arbitrators as to whom neither party makes any such objection. In the event that the foregoing procedure is not followed, each party will choose one person from the list of arbitrators provided by the American Arbitration Association (provided that such person does not have a conflict of interest), and the two persons so selected will select from the list provided by the American Arbitration Association the person who will act as the arbitrator.

               (iv)  Payment of Costs. Acquiror and Employee will bear the
                     ----------------
expense of deposits and advances required by the arbitrator in equal proportions, but either party may advance such amounts, subject to recovery as an addition or offset to any award. The arbitrator will award to the prevailing party, as determined by the arbitrator, all costs, fees and expenses related to the arbitration, including reasonable fees and expenses of attorneys, accountants and other professionals incurred by the prevailing party.

               (v)    Burden of Proof. For any dispute submitted to arbitration,
                      ---------------
the burden of proof will be as it would be if the claim were litigated in a judicial proceeding.

               (vi)   Award. Upon the conclusion of any arbitration proceedings
                      -----
hereunder, the arbitrator will render findings of fact and conclusions of law and a written opinion setting forth the basis and reasons for any decision reached and will deliver such documents to each party to this Agreement along with a signed copy of the award.

               (vii)  Terms of Arbitration. The arbitrator chosen in accordance
                      --------------------
with these provisions will not have the power to alter, amend or otherwise affect the terms of these arbitration provisions or the provisions of this Agreement.

               (viii) Exclusive Remedy. Except as specifically otherwise
                      ----------------
provided in this Agreement, arbitration will be the sole and exclusive remedy of the parties for any dispute arising out of this Agreement.

     IN WITNESS WHEREOF, this Agreement is made and effective as of the Effective Date.

APPLIED MICRO CIRCUITS                                 EMPLOYEE
CORPORATION

By: /s/ [SIGNATURE ILLEGIBLE]                   /s/ Ram Sudireddy
   -----------------------------                ------------------------
Title: PRES/CEO                                  RAM SUDIREDDY
      --------------------------


                    Signature page to Employment Agreement

List of Exhibits:
----------------

Attachment A   Stock Option Grant

Attachment B   Inventions, Confidentiality and Trade Secrets Agreement

================================================================================
                                        Applied Micro Circuits Corporation
Notice of Grant of Stock Options        ID: 94-2586591
and Option Agreement                    6290 Sequence Drive
                                        San Diego, CA 92121

================================================================================

Ramakrishna R. Sudireddy                Option Number:     99030015
15 Messinia Drive                       Plan:              92
Andover, MA 01810                       ID:                ###-##-####

================================================================================

Effective 3/17/99, you have been granted a(n) Incentive Stock Option to buy 10,239 shares of Applied Micro Circuits Corporation (the Company) stock at $39.06250 per share.

The total option price of the shares granted is $399,960.94.

Shares in each period will become fully vested on the date shown.

               Shares       Vest Type     Full Vest  Expiration
               --------     ------------  ---------  ----------
                  1,462     On Vest Date    3/17/00     3/17/09
                  1,097          Monthly   12/17/00     3/17/09
                  2,560          Monthly   12/17/01     3/17/09
                  2,560          Monthly   12/17/02     3/17/09
                  2,560          Monthly    3/17/03     3/17/09

================================================================================

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

================================================================================


/s/ [SIGNATURE ILLEGIBLE]                                      3/18/99
--------------------------------------              ----------------------------
Applied Micro Circuits Corporation                  Date

/s/   R. R. Sudireddy                                         3/18/99
--------------------------------------              ----------------------------
Ramakrishna R. Sudireddy                            Date

                  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4.   Optionee's Representations. In the event this Option and the Shares
          --------------------------
purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in the customary form, a copy of which is available for Optionee's review from the Company upon request.

     5.   Method of Payment. Payment of the exercise price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Board, in its sole discretion:

          (i)   cash;

          (ii)  check;

          (iii) surrender of other shares of Common Stock of the Company at a value equal to the exercise price of the Shares as to which the Option is being exercised; or

          (iv) delivery of a property executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     6.   Restrictions on Exercise. This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7.   Termination of Status as an Employee. In the event of termination of
          ------------------------------------
Optionee's Continuous Status as an Employee, the Optionee may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent exercisable at the date of such termination. Optionee's employment shall be deemed terminated on such date, if any, as Optionee becomes a part-time employee, as defined in the Company's then current employment guidelines. To the extent this Option was not exercisable at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE NOTICE OF GRANT AND SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH SUCH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE SUCH OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and certain related information and represents that Optionee is familiar with the terms and provisions of these documents, and hereby accepts this Option subject to all of those terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:     3/18/99
      -----------------

                                        /s/  R. R. Sudireddy
                                   ---------------------------------------------
                                   (Optionee) Ramakrishna Sudireddy

                                         Residence Address:

                                         15 Messinia Drive
                                         Andover, MA 01810

                                   EXHIBIT B
                                   ---------

                      NOTICE OF DISQUALIFYING DISPOSITION

To:      Applied Micro Circuits Corporation
Attn:    Stock Option Administrator
Subject: Notice of Disqualifying Disposition
         -----------------------------------

     This is official notice that the undersigned disposed of Shares of Applied Micro Circuits Corporation Common Stock acquired by exercise of an incentive stock option, under and pursuant to the Company's 1992 Stock Option Plan, as follows:


                                 Option                  Market     Total Shares
  Option   Date of   Exercise  Price (Per   Transfer   Value (Per   Transferred/
  Number    Grant      Date      Share)       Date       Share)         Sold
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



     I understand that for Federal Income Tax Purposes, AMCC is required to report on a Form W-2 the compensation of employees who dispose of Incentive Stock Options shares within one year from the Date of Exercise, or within two years from the date of grant.

Optionee's Signature: /s/ R. R. Sudireddy
                      --------------------------------

Print Name:___________________________________________

Home Address:_________________________________________

City, State, Zip Code:________________________________

Daytime Phone:________________________________________

Social Security Number:_______________________________


You must use this form if you have disposed of ISO shares within two years of the grant date or one year of the exercise date.

================================================================================
                                      Applied Micro Circuits Corporation
Notice of Grant of Stock Options      ID: 94.2586591
and Option Agreement                  6290 Sequence Drive
                                      San Diego, CA 92121

================================================================================


Ramakrishna R. Sudireddy              Option Number:   99030016
15 Messinia Drive                     Plan:            92
Andover, MA 01810                     ID:              ###-##-####


================================================================================


Effective 3/17/99, you have been granted a(n) Non-Qualified Stock Option to buy 89,761 shares of Applied Micro Circuits Corporation (the Company) stock at $39,06250 per share.

The total option price of the shares granted is $3,506,289.06

Shares in each period will become fully vested on the date shown.


          Shares                        Vest Type    Full Vest  Expiration
          ---------------              -------------  --------- ----------
                   23,539               On Vest Date    3/17/00    3/17/09
                   17,652                    Monthly   12/17/00    3/17/09
                   22,440                    Monthly   12/17/01    3/17/09
                   22,440                    Monthly   12/17/02    3/17/09
                    3,690                    Monthly    3/17/03    3/17/09




================================================================================


By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.


================================================================================



/s/ Joel O. Holliday                                             3/18/99
----------------------------------------               ------------------------
Applied Micro Circuits Corporation                     Date



/s/ R. R. Sudireddy                                              3/18/99
----------------------------------------               ------------------------
Ramakrishna R. Sudireddy                               Date

                                                               Date: 3/18/99
                                                               Time: 2:00:01 PM
holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or the Secretary's designee. The Exercise Notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such Exercise Notice accompanied by the exercise price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4.   Optionee's Representations. In the event this Option and the Shares
          --------------------------
purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in the customary form, a copy of which is available for Optionee's review from the Company upon request.

     5.   Method of Payment. Payment of the exercise price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Board, in its sole discretion:

          (i)   cash;

          (ii)  check;

          (iii) surrender of other shares of Common Stock of the Company at a value equal to the exercise price of the Shares as to which the Option is being exercised; or

          (iv) delivery of a property executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     6.   Restrictions of Exercise. This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7.   Termination of Status as an Employee or Consultant. In the event of
          --------------------------------------------------
termination of Optionee's Continuous Status as an Employee or Consultant, the Optionee may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of to be withheld by the Company as a result of any exercise of the Option from amounts payable to such person, subject to the following limitations:

          (i)   such election shall be irrevocable;

          (ii) such election shall be subject to the disapproval of the Board at any time;

          (iii) such election may not be made within six months of the grant date of the Option (except that this limitation shall not apply in the event of death or disability of such person occurring prior to the expiration of the six-month period); and

          (iv) such election must be made either (A) six months prior to the date that the amount of tax to be withheld upon such exercise is determined or (B) in any ten-day period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company.

     Any securities so withheld or tendered will be valued by the Company as of the date of exercise.


                                         APPLIED MICRO CIRCUITS CORPORATION
                                         a Delaware corporation

                                         By:    /s/ Joel O. Holliday
                                                --------------------
                                                Joel 0. Holliday

                                         Title: Vice President
                                                Finance & Administration




                           THIS SPACE INTENTIONALLY
                            LEFT BALNK-SIGNATURE OF
                          OPTIONEE ON FOLLOWING PAGE

                                   EXHIBIT A
                                   ---------

                        STOCK OPTION NOTICE OF EXERCISE

To:      Applied Micro Circuits Corporation
Attn:    Stock Option Administrator
Subject: Notice of Intention to Exercise Stock Option
         --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase Shares of Applied Micro Circuits Corporation Common Stock, all of which are vested, under and pursuant to the Company's 1992 Stock Option Plan, as follows:

                   Type of     Number of     Option                         Total
 Option   Option   Option    Shares Being     Price          Tax Due*       Amount
  Number   Date    ISO/NSO     Purchased   (Per Share)   (if applicable)   Due AMCC
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

* AMCC is required to withhold taxes when employees exercise an NSO. Under current tax law, U.S. income tax withholding is not required when exercising an ISO.

     I am paying the cost to exercise as specified below by method a, b or c (circle one below)

     a.   Cash Payment: Enclosed is my check # _______________ in the amount of
___________________.

     b. Cashless Exercise and Same-Day Sale: I will call my stock broker (check one below) to authorize them to issue a check payable to AMCC from my account # _____________________.

          _____ BancBoston Robertson Stephens-Corporate Services, Pon Smolokoff, 555 California Street, Suite 2600, San Francisco, CA 94104, TEL: (415) 693-3510, FAX: (415) 956-5265, E-MAIL: ron_smolokoff@rsco.com

          _____ SG Cowen & Company-Private Client Group, Matthew O. Casey, Four Embarcadero Center, Suite 1200, San Francisco, CA 94111, TEL:
          (415)646-7394 or (800)858-9316, FAX: (415)646-7316, E-MAIL:
          caseym@cowen.com

     c. Surrender of AMCC Shares: (Shares acquired from AMCC must have been held for at least six months.)

I certify that the stock purchased through the exercise of these options will not be sold in a manner that would violate the Company's policy on Insider Trading.

Optionee's Signature: /s/ R. R. Sudireddy
                      --------------------------------

Print Name:___________________________________________

Home Address:_________________________________________

City, State, Zip Code:________________________________

Daytime Phone:________________________________________

Social Security Number:_______________________________

                APPLIED MICRO CIRCUITS CORPORATION INVENTIONS,
                  CONFIDENTIALITY AND TRADE SECRETS AGREEMENT

     AGREEMENT between APPLIED MICRO CIRCUITS CORPORATION, a California Corporation ("AMCC"), and ________________________________ ("Employee").

     In consideration of the employment of the Employee by AMCC and the salary or wages to be paid him/her during the period of employment it is agreed as follows:

     1. OWNERSHIP OF INVENTIONS. Every invention, discovery, improvement, device, design, apparatus, practice, process, method, concept, original work of authorship, trade secret or product (each of which is called an "invention"), whether patentable or not, made, developed, perfected, devised, conceived or first reduced to practice by the Employee, either solely or in collaboration with others, during the period of employment by AMCC, whether or not during regular working hours, shall be the sole and exclusive property of AMCC except as may otherwise be required as provided in paragraph 4 below. The Employee shall hold each and every such invention in fiduciary capacity for the sole benefit of AMCC and shall promptly disclose in writing full information concerning each and every such invention to AMCC, which shall receive employee's disclosure in confidence. Nothing in this Agreement shall obligate AMCC to apply for any patent. If AMCC in its sole discretion chooses, it will seek patent protection where appropriate. THE PROVISIONS OF THIS ARTICLE DO NOT APPLY TO AN INVENTION WHICH QUALIFIES FULLY UNDER THE PROVISIONS OF SECTION 2870 of the LABOR CODE OF THE STATE OF CALIFORNIA, a copy of this section and associated Sections 2871 and 2872 are attached to this Agreement. The provisions of this paragraph 1 are subordinate to paragraph 4 of this Agreement.

     2. OWNERSHIP OF OTHER WORKS. All works of authorship, developments, concepts, know-how, improvements or trade secrets which an Employee shall create during employment that relate to AMCC's business, products or research or that relate to any work performed by Employee for AMCC, including without limitation all writings, programs and art produced by Employee, such works of authorship shall constitute a "work for hire" pursuant to title 17, United States Code, Sections 101 and 201 (b.), a copy of which is attached to this Agreement.

     3. WORK OUTSIDE THE COMPANY. At the time of execution of this Agreement and from time to time thereafter during employment as necessary, Employee agrees to notify AMCC, in advance, of his intent and/or plan to engage in research, development and/or inventive work at any time not within regular working hours, and from time to time to advise AMCC of the results thereof. Such notification shall be in writing and shall identify the area(s) of activity contemplated.

     4. ASSISTANCE IN OBTAINING AND DISPOSING OF PATENTS. At the request of AMCC at any time after submittal of the invention disclosure form pertaining to an invention and without further compensation (except that the Employee shall be reimbursed for expenses necessary and related to the invention not covered by his salary) the Employee shall:

(a) assist AMCC, its attorneys and nominees in preparing and prosecuting in the United States and all foreign countries applications for patents covering all inventions, (b) execute, acknowledge and deliver any and all instruments deemed necessary or proper by AMCC, its attorneys or nominees to make, file, or prosecute all applications or in connection with their continuation, renewal or reissuance or in the conduct of all proceedings or litigation regarding them,
(c) execute any and all documents deemed necessary or proper by AMCC, its attorneys or nominees to transfer title in and to the applications or title in and to all patents, copyrights, trademarks, maskwork rights, moral rights or other intellectual property rights covering the inventions to AMCC or its nominees, and (d) execute any other documents AMCC may request so it may transfer or dispose of the invention. If AMCC is unable because of mental or physical incapacity, unavailability or for any other reason, to secure Employee's signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering inventions or original works of authorship assigned to AMCC as above, then Employee hereby irrevocably designates and appoints AMCC and its duly authorized officers and agents as agent and attorney in fact, to act for and in Employee's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the application for, prosecution, issuance, maintenance or transfer of letters patent or copyright registrations thereon with the same legal force and effect as if originally executed by Employee. The Employee hereby waives and irrevocably quitclaims to AMCC any and all claims, of any nature whatsoever, which Employee now or hereafter has for infringement of any and all proprietary rights assigned to AMCC.

     5. RIGHTS OF THE UNTIED STATES GOVERNMENT. The Employee understands that AMCC has entered into, or from time to time in the future may enter into, agreements or arrangements with agencies of the United States Government and that AMCC may be subject to laws and regulations which impose obligations, restrictions and limitations on it with respect to inventions and patents acquired by it or conceived or developed by employees, consultants and other agents rendering services to AMCC. The Employee shall be bound by all such obligations, restrictions and limitations applicable to any invention conceived or developed by the Employee during the period of employment and shall take any obligations and to comply with the restrictions and limitations.

     6. RECORDS. The Employee will keep complete, accurate and authentic accounts, notes, data and records of all inventions in the manner and form requested by AMCC. The Employee acknowledges that California Labor Code Section 2860 provides that everything that an employee acquires by virtue of his/her employment belongs to the employer. Upon termination of Employee's employment, Employee agrees to promptly surrender to the company documents and materials Employee acquired, received or developed during his/her employment, including, but not limited to, all correspondence, drawings, blueprints, manuals, letters, notes, reports, flow charts, diagrams, programs, proposals, or any other physical items or documents relating to the Company's Trade Secrets, and agrees that he/she will not make or retain any unauthorized copies or other reproductions of such materials. The Employee recognizes that the unauthorized taking of any of the Company's Trade Secrets is a crime under California penal Code Section 499(c) and is punishable by imprisonment for a period not exceeding one year, or by a fine not exceeding five thousand dollars ($5,000.00), or both. The Employee further acknowledges that such unauthorized misappropriation of the company's Trade Secrets could also result in civil liability under California Civil Code Section 3426. and that willful misappropriation may result in an award against employee for double the amount of the Company's damages and the Company's fees in collecting such damages.

     7. CONFIDENTIAL DISCLOSURE. The Company intends to and has expended substantial sums of money and devoted a great deal of time, labor and effort to the development, creation and acquisition of a large body of confidential information that is used by it in its business and is not generally known or available to the public. Such confidential information gives the Company a valuable advantage over its competitors and prospective competitors and is proprietary to the Company. Such confidential and proprietary information includes, but is not limited to, lists of actual or potential customers, clients or candidates; techniques and formulas; marketing and sales plans; materials relating to other employees; financial information; cost rate and pricing information; business plans; diagrams; sources of supplies; drawings; plans; processes; proposals; codes; notebooks; and the content of any contracts or proposals involving the Company which are made, developed, perfected, devised, conceived or first reduced to practice by Employee, the company or its employees, agents, consultants, affiliates or assistants, either alone or jointly with others (collectively "Trade Secrets"). Employee agrees that he/she will, both during and after the period of employment, treat any information of the company which is not readily publicly available as a Trade Secret of the Company unless the company advises Employee otherwise in writing. Employee acknowledges that Trade Secrets include not only technical information, but any business information that the Company treats as confidential. Employee recognizes that AMCC has received and in the future will receive confidential or proprietary information from third parties subject to a duty on AMCC's part to maintain the confidentiality of such information and to use it only for certain limited purposes. Employee agrees to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out work for AMCC consistent with AMCC's agreement with such third party.

     8. PRE-EXISTING INVENTIONS. Except as to reserved inventions, if any, identified in Exhibit A, attached, (a) Employee has no inventions previously made or conceived by the Employee which the Employee wants to be excluded from the scope of this Agreement and (b) the Employee releases AMCC from any and all claims, known or unknown, by the Employee by reasons of any use by AMCC of any innovation previously made or conceived by the Employee. If, in the course of employment with AMCC, Employee incorporates into an AMCC product, process or machine a pre-existing invention owned by the Employee or in which Employee has an interest, AMCC is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license (with the rights to sublicense) to make, have made, copy, modify, make derivative works of, use, sell and otherwise distribute such pre-existing invention as part of or in connection with such product, process or machine.

     9. NO CONFLICTING AGREEMENT. The Employee represents that performance of all terms of this Agreement as an Employee or consultant of AMCC has not breached and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by the Employee in confidence or trust prior or subsequent to the commencement of employment with AMCC, and Employee will not disclose to AMCC, or induce AMCC to use, any inventions, confidential proprietary information or material belonging to any previous employer or any other party.

     10. EMPLOYMENT WITH AFFILIATED COMPANY. If Employee's employment is with an affiliated company of AMCC, then apart from this paragraph 10, whenever the term AMCC or Applied Micro Circuits Corporation appears in this Agreement, the name of the affiliated company is to be substituted. Employee agrees that AMCC may exercise any right conferred on, or perform any duty under this Agreement for, the affiliated company. An affiliated company is an entity at least 50% owned by AMCC.

     11. SOLICITATION OF EMPLOYEES. Employee will be called upon to work closely with employees of AMCC in performing services for AMCC. Employee expressly agrees that he/she will not, during his/her employment with AMCC and for one year thereafter, solicit or take away or assist any other individual or business in soliciting any employee of AMCC. In addition, all information about such employees which becomes known to Employee during the course of his/her employment with AMCC, and which is not otherwise known to the public, is a trade secret of AMCC and shall not be used by Employee in soliciting or taking away employees of AMCC at any time during or after termination of his/her employment with AMCC.

     12. AT-WILL EMPLOYMENT. Employee understands and expressly agrees that his/her employment is not for a specified term and that his/her employment may be terminated by AMCC at anytime, with or without cause and with or without notice. Employee expressly acknowledges that this provision is included in the employee handbook, was reviewed during new hire orientation, and is to be the complete and final expression of AMCC's and employee's understanding regarding the terms and conditions under which his/her employment may be terminated. Employee further understands and agrees that no representations contrary to this provision are valid, and that this provision may not be augmented, contradicted or modified in any way, except by a writing signed by the employee and the President of AMCC. This employment at-will relationship may not be modified by any oral or implied agreement.

     13. TERM. This Agreement shall become effective as of the date of the commencement of the Employee's employment by AMCC, and except as provided in paragraph 14, shall terminate as of the termination of employment.

     14. NOTIFICATION OF OTHER PARTIES. In the event that the Employee leaves the employ of AMCC, the Employee hereby consents to notification by AMCC to his/her new employer about the Employee's rights and obligations under this Agreement.

     15. SURVIVAL OF OBLIGATIONS. The obligations of the parties shall survive the termination of this Agreement and of the Employee's employment by AMCC.

     16. SUCCESSORS, ASSIGNS, ETC. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of AMCC, but not assignable to the heirs, executors and administrators of the Employee.

     17. AMENDMENT. This Agreement may be amended only by a written amendment executed by the Employee and the President of AMCC acting on behalf of AMCC.

     18. ENTITLEMENT OF INJUNCTIVE RELIEF. Employee agrees and acknowledges that violation of any of the provisions in this Agreement would cause irreparable injury to AMCC, that the remedy at law for any violation or threatened violation of this Agreement would be inadequate, and that AMCC shall be entitled to temporary and permanent injunctive or other equitable relief without the necessity of proving actual damages. In any proceeding by AMCC to enforce any of the provisions contained in this Agreement, the prevailing party shall be entitled to reimbursement of all costs and reasonable attorneys' fees incurred in such litigation.

     19. GOVERNING LAW. This Agreement shall be interpreted, construed, governed and enforced in accordance with the laws of the State of California.

     20. SEPARATE TERMS. Each term, condition, covenant or provision of this Agreement shall be viewed as separate and distinct, and in the event that any such term, covenant or provision shall be held by a court of competent jurisdiction to be invalid, the remaining provisions shall continue to be in full force and effect.

     21. WAIVER. A waiver by either party of a breach of provision or provisions of this Agreement shall not constitute a general waiver, or prejudice the other party's right otherwise to demand strict compliance with that provision or any other provision in this Agreement.

     22. ENTIRE AGREEMENT. Employee acknowledges receipt of this Agreement and agrees that this Agreement and attached exhibits represent the entire agreement with AMCC concerning the subject matter hereof, and supersedes any previous oral or written communications, representations, understandings or agreements with AMCC or any officer or agent thereof. Employee understands that no representative of AMCC has been authorized to enter into any agreement or commitment with employee that this inconsistent in any way with the terms of this Agreement.

     23. CONSTRUCTION. This Agreement shall not be construed against any party on the grounds that such party drafted the Agreement or caused it to be drafted.

     24. ACKNOWLEDGMENT. Employee acknowledges that he/she has been advised by AMCC to consult with independent counsel of his/her own choice, at his/her own expense, concerning this agreement, that he/she has had the opportunity to do so, and that he/she has taken advantage of that opportunity to the extent that he/she desires. Employee further acknowledges that he/she has read and understands this agreement, is fully aware of its legal effect, and has entered into it freely based on his/her own judgment.

     24. ACKNOWLEDGMENT. Employee acknowledges that he/she has been advised by AMCC to consult with independent counsel of his/her own choice, at his/her own expense, concerning this agreement, that he/she has had the opportunity to do so, and that he/she has taken advantage of that opportunity to the extent that he/she desires. Employee further acknowledges that he/she has read and understands this agreement, is fully aware of its legal effect, and has entered into it freely based on his/her own judgment.

EXECUTED by the parties hereto as of__________________, 19____.



                                        APPLIED MICRO CIRCUITS CORPORATION

                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------


Witness:


/s/ [SIGNATURE ILLEGIBLE]                   /s/ R. R.Sudireddy
-----------------------------               ------------------------------
                                            Employee's Signature




                                            /s/ RAM SUDIREDDY
                                            ------------------------------
                                            Employee's Name (Printed)






                                   EXHIBIT A

                  RESERVED INVENTIONS MADE OR CONCEIVED PRIOR
                  TO EMPLOYMENT AND BRIEF DESCRIPTION THEREOF

                                       4